30




                                  EXHIBIT 99.2

                             TERADYNE AND MEGATEST

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS

         The following unaudited pro forma condensed combined financial statements assume a business combination between Teradyne and Megatest accounted for on a pooling of interests basis and are based on the respective historical financial statements and the notes thereto. The unaudited pro forma condensed combined balance sheet gives effect to the Merger as if it had occurred on October 1, 1995, combining the balance sheets of Teradyne and Megatest at October 1, 1995 and August 31, 1995, respectively. The unaudited pro forma condensed combined statements of operations give effect to the Merger as if it had occurred at the beginning of each of the periods presented combining Teradyne's historical results for the nine month periods ended October 1, 1995 and October 2, 1994 and each of the three years ended December 31, 1994, 1993 and 1992 with corresponding Megatest results for the nine month periods ended August 31, 1995 and 1994 and the twelve month periods ended November 30, 1994, 1993 and 1992, respectively.

         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position.

         These unaudited pro forma condensed combined financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Teradyne and Megatest.

                                       32

                             TERADYNE AND MEGATEST

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AT OCTOBER 1, 1995
                             (amounts in thousands)


                                                                   Historical                         Pro Forma
                                                                   ----------                         ---------
                                                            Teradyne        Megatest      Adjustments            Combined
                                                            --------        --------      -----------            --------
Current assets:
   Cash and cash equivalents..........................        $234,187        $ 11,609                           $245,796
   Marketable securities..............................          19,920                                             19,920
   Accounts receivable, net...........................         206,359          31,386                            237,745
   Inventories........................................         128,532          38,116                            166,648
   Deferred tax assets................................          14,767           3,852                             18,619
   Prepayments and other current assets...............          10,978           1,618                             12,596
                                                                ------           -----                             ------
      Total current assets............................         614,743          86,581                            701,324
Property and equipment, net...........................         216,329          28,882                            245,211
Other assets..........................................          17,794           3,395                             21,189
                                                                ------           -----                             ------
      Total assets....................................        $848,866        $118,858                           $967,724
                                                              ========        ========                           ========

Current liabilities:
   Notes payable - banks..............................          $8,455         $10,000                            $18,455
   Current portion of long term debt..................             418           1,657                              2,075
   Accounts payable - trade and accrued liabilities...         106,290          26,659                            132,949
   Unearned service revenue and customer advances.....          50,653           1,751                             52,404
   Income taxes payable...............................          13,807           1,655                             15,462
                                                                ------           -----                             ------
      Total current liabilities.......................         179,623          41,722                            221,345
Deferred tax liabilities..............................          14,722                                             14,722
Long-term debt........................................           8,482          11,728                             20,210
                                                                 -----          ------                             ------
      Total liabilities...............................         202,827          53,450                            256,277
                                                               -------          ------                            -------
Shareholders' equity:
Common stock (Note 2).................................           9,467               7            836              10,310
Additional paid-in capital (Note 2)...................         282,895          82,007           (836)            364,066
Retained earnings (deficit)...........................         353,677        (16,606)                            337,071
                                                               -------        --------           -----            -------
      Total shareholders' equity......................         646,039          65,408                            711,447
                                                               -------          ------           -----            -------
      Total liabilities and shareholders' equity......        $848,866        $118,858                           $967,724
                                                              ========        ========           =====           ========












        See accompanying notes to unaudited pro forma condensed combined financial statements.

                                       33

                             TERADYNE AND MEGATEST

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED OCTOBER 1, 1995
                    (in thousands, except per share amounts)





                                                                         Historical
                                                                         ----------
                                                                                                   Pro Forma
                                                                  Teradyne        Megatest          Combined
                                                                  --------        --------          --------
Net sales..............................................           $754,952         $85,257          $840,209
Expenses:
   Cost of sales.......................................            402,482          51,424           453,906
   Engineering and development.........................             72,454          15,738            88,192
   Selling and administrative..........................            111,535          16,884           128,419
                                                                   -------          ------           -------
                                                                   586,471          84,046           670,517
                                                                   -------          ------           -------
Income from operations.................................            168,481           1,211           169,692
Other income (expense).................................              8,811           (501)             8,310
                                                                     -----           -----             -----
Income before income taxes.............................            177,292             710           178,002
Provision for income taxes.............................             63,828             434            64,262
                                                                    ------             ---            ------
Income from continuing operations......................           $113,464         $   276          $113,740
                                                                  ========           =====          ========

Income from continuing operations per common share
   (Notes 2 and 3).....................................           $   1.47         $  0.04          $   1.35
                                                                  ========         =======          ========

Shares used in calculations of income per common
   share (000's) (Notes 2 and 3).......................             77,253           7,403            83,983
                                                                    ======           =====            ======
















        See accompanying notes to unaudited pro forma condensed combined financial statements.

                                       34

                             TERADYNE AND MEGATEST

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED OCTOBER 2, 1994
                    (in thousands, except per share amounts)




                                                                         Historical
                                                                         ----------
                                                                                                     Pro Forma
                                                                 Teradyne          Megatest           Combined
                                                                 --------          --------           --------
Net sales.................................................       $487,349          $ 77,844           $565,193
Expenses:
   Cost of sales..........................................        272,968            44,151            317,119
   Engineering and development............................         51,096            12,121             63,217
   Selling and administrative.............................         95,783            13,661            109,444
                                                                   ------            ------            -------
                                                                  419,847            69,933            489,780
                                                                  -------            ------            -------
Income from operations....................................         67,502             7,911             75,413
Other income .............................................          2,751             1,181              3,932
                                                                    -----             -----              -----
Income before income taxes................................         70,253             9,092             79,345
Provision for income taxes................................         21,778             1,771             23,549
                                                                   ------             -----             ------
Income from continuing operations.........................       $ 48,475          $  7,321           $ 55,796
                                                                 ========          ========           ========
Income from continuing operations per common share
   (Notes 2 and 3)........................................       $   0.66          $   1.00           $   0.69
                                                                 ========          ========           ========
Shares used in calculations of income per common share
   (000's) (Notes 2 and 3)................................         73,976             7,340             80,649
                                                                   ======             =====             ======









        See accompanying notes to unaudited pro forma condensed combined financial statements.

                                       35

                             TERADYNE AND MEGATEST

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                    (in thousands, except per share amounts)




                                                                           Historical
                                                                           ----------
                                                                                                 Pro Forma
                                                                    Teradyne       Megatest       Combined
                                                                    --------       --------       --------
Net sales....................................................       $677,440       $ 90,046       $767,486
Expenses:
   Cost of sales.............................................        378,933         52,264        431,197
   Engineering and development...............................         70,442         16,541         86,983
   Selling and administrative................................        129,935         18,141        148,076
   Write-off of acquired in-process technology...............                         8,837          8,837
                                                                     -------          -----          -----
                                                                     579,310         95,783        675,093
                                                                     -------         ------        -------
Income (loss) from operations................................         98,130        (5,737)         92,393
Other income.................................................          4,682          1,515          6,197
                                                                       -----          -----          -----
Income (loss) before income taxes............................        102,812        (4,222)         98,590
Provision for income taxes...................................         31,871            923         32,794
                                                                      ------            ---         ------
Income (loss) from continuing operations.....................       $ 70,941       $ (5,145)      $ 65,796
                                                                    ========       =========      ========
Income (loss) from continuing operations per common share
   (Notes 2 and 3)                                                  $   0.96       $  (0.72)      $   0.82
                                                                    ========       ========       ========
Shares used in calculations of income per common share
   (000's)  (Notes 2 and 3)..................................         74,190          7,160         80,699
                                                                      ======          =====         ======












        See accompanying notes to unaudited pro forma condensed combined financial statements.

                                       36

                             TERADYNE AND MEGATEST

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                    (in thousands, except per share amounts)




                                                                        Historical
                                                                        ----------
                                                                                                Pro Forma
                                                                Teradyne        Megatest         Combined
                                                                --------        --------         --------
Net sales.................................................       $554,734       $ 81,731         $636,465
Expenses:
     Cost of sales........................................        314,596         43,838          358,434
     Engineering and development..........................         62,356         13,330           75,686
     Selling and administrative...........................        126,508         16,888          143,396
                                                                  -------         ------          -------
                                                                  503,460         74,056          577,516
                                                                  -------         ------          -------
Income from operations....................................         51,274          7,675           58,949
Other income..............................................             45             64              109
                                                                       --             --              ---
Income before income taxes, extraordinary item and
   cumulative effect of adopting new accounting principle          51,319          7,739           59,058
Provision for income taxes................................         15,396          1,187           16,583
                                                                   ------          -----           ------
Income from continuing operations.........................       $ 35,923       $  6,552         $ 42,475
                                                                 ========       ========         ========
Income from continuing operations per common share
   (Notes 2 and 3)........................................       $   0.50       $   1.21         $   0.55
                                                                 ========       ========         ========
Shares used in calculations of income per common share
   (000's)  (Notes 2 and 3)...............................         71,664          5,407           76,580
                                                                   ======          =====           ======










        See accompanying notes to unaudited pro forma condensed combined financial statements.

                                       37

                             TERADYNE AND MEGATEST

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1992
                    (in thousands, except per share amounts)




                                                                       Historical
                                                                       ----------
                                                                                                Pro Forma
                                                                 Teradyne       Megatest         Combined
                                                                 --------       --------         --------
Net sales.................................................       $529,581       $ 69,391         $598,972
Expenses:
     Cost of sales........................................        312,478         39,443          351,921
     Engineering and development..........................         62,023         10,874           72,897
     Selling and administrative...........................        127,427         14,305          141,732
                                                                  -------         ------          -------
                                                                  501,928         64,622          566,550
                                                                  -------         ------          -------
Income from operations....................................         27,653          4,769           32,422
Other expense.............................................          1,585            465            2,050
                                                                    -----            ---            -----
Income before income taxes................................         26,068          4,304           30,372
Provision for income taxes................................          3,520            336            3,856
                                                                    -----            ---            -----
Income from continuing operations.........................       $ 22,548       $  3,968         $ 26,516
                                                                 ========       ========         ========
Income from continuing operations per common share
   (Notes 2 and 3)........................................       $   0.33       $   0.97         $   0.37
                                                                 ========       ========         ========
Shares used in calculations of income per common share
   (000's)  (Notes 2 and 3)...............................         67,700          4,072           71,402
                                                                   ======          =====           ======







        See accompanying notes to unaudited pro forma condensed combined financial statements.

                             TERADYNE AND MEGATEST

      Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. The unaudited pro forma condensed combined financial statements of Teradyne and Megatest give retroactive effect to the Merger which is being accounted for as a pooling of interests and, as a result, such statements are presented as if the combining companies had been combined for all periods presented. The unaudited pro forma condensed combined financial statements reflect the issuance of 0.9091 (Exchange Ratio) of a share of Teradyne Common Stock for each share of Megatest Common Stock to effect the Merger. The Exchange Ratio was calculated using the average of the closing prices of Teradyne Common Stock for the twenty consecutive days ending on October 23, 1995. The actual number of shares of Teradyne Common Stock to be issued will be determined at the effective time of the Merger based on the Exchange Ratio and the number of shares of Megatest Common Stock then outstanding.

2. For purposes of the unaudited pro forma condensed combined financial statements, the pro forma condensed combined net income per share is based on the combined weighted average number of Common Stock and Common Stock
     Equivalents of Teradyne and Megatest for each period, based upon an effective Exchange Ratio of 0.9091 shares of Teradyne Common Stock for each share of Megatest Common Stock. The unaudited pro forma condensed combined balance sheet reflects the issuance of 6,747,000 shares of Teradyne Common Stock ($0.125 par value) in exchange for all of the shares of Megatest Common Stock outstanding at August 31, 1995. The pro forma adjustments were calculated as follows:

     Elimination of  Megatest  Common  Stock...................  $ (7)
     Issuance  of Teradyne  Common  Stock......................    843
                                                                   ---
     Total adjustments.........................................  $ 836
                                                                 =====


3. On July 24, 1995, Teradyne's Board of Directors approved a 2-for-1 stock split of its $0.125 par value common stock effected in the form of a 100% stock dividend distributed on August 29, 1995 to shareholders of record as of August 8, 1995. The rights of the holders of these securities were not otherwise modified. All per share amounts and shares used in calculations of net income per common share have been restated to reflect the retroactive effect of the stock split.

4. The unaudited pro forma financial data combines Teradyne's financial data for the nine months ended October 1, 1995 and October 2, 1994 and the three years ended December 31, 1994, 1993 and 1992 with Megatest's financial data for the nine months ended August 31, 1995 and 1994 and the twelve month periods ended November 30, 1994, 1993 and 1992, respectively.

5. The unaudited pro forma condensed combined financial statements do not include adjustments to conform the accounting policies of Megatest to those followed by Teradyne. The nature and extent of such adjustments, if any, will be based upon further study and analysis and are not expected to be material.

6. Estimated merger expenses to be incurred by Teradyne and Megatest are approximately $5,500,000. These expenses will be charged against net income in the periods subsequent to the unaudited pro forma condensed combined financial statements. Accordingly, the effects of these expenses have not been reflected in these unaudited pro forma condensed combined financial statements.